SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : October 25, 2001

DLJ MORTGAGE ACCEPTANCE CORP (as company under a Pooling and Servicing Agreement, dated as of January 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S3)


                          DLJ MORTGAGE ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


       Delaware                    333-75921-10                  13-3460894
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2001 among DLJ Mortgage Acceptance Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On October 25, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 4, 2001           By: /s/ Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2001

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               October 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------

IA1      69,664,201.00     41,654,947.80     3,151,514.71      124,783.23       3,276,297.94    0.00     0.00        38,503,433.09
IIA1     66,945,859.00     42,012,970.92     2,758,739.12      236,247.78       2,994,986.90    0.00     0.00        39,254,231.80
IIP         399,708.55        198,689.81        13,504.41            0.00          13,504.41    0.00     0.00           185,185.40
IIIA1    42,953,236.00     24,205,413.92     2,523,981.73       71,505.00       2,595,486.73    0.00     0.00        21,681,432.19
IIIP      4,168,734.24      2,553,929.63       189,279.31            0.00         189,279.31    0.00     0.00         2,364,650.32
AR1             100.00              0.00             0.00            0.00               0.00    0.00     0.00                 0.00
AR2             100.00              0.00             0.00            0.00               0.00    0.00     0.00                 0.00
AR3             100.00              0.00             0.00            0.00               0.00    0.00     0.00                 0.00
B1       11,634,715.00     11,634,715.00             0.00       77,777.62          77,777.62    0.00     0.00        11,634,715.00
B2        6,576,147.08      6,576,147.08             0.00       46,637.21          46,637.21    0.00     0.00         6,576,147.08
TOTALS  202,342,900.87    128,836,814.16     8,637,019.28      556,950.84       9,193,970.12    0.00     0.00       120,199,794.88

IA2      69,664,201.00     41,654,947.80             0.00      209,477.79         209,477.79    0.00     0.00        38,503,433.09
XI        1,828,693.15      1,093,442.38             0.00        6,966.96           6,966.96    0.00     0.00         1,010,715.12
XII       9,861,518.91      6,327,412.30             0.00       41,859.26          41,859.26    0.00     0.00         5,949,258.00
IIIA2    42,953,236.00     24,205,413.92             0.00      104,266.94         104,266.94    0.00     0.00        21,681,432.19
XIII        474,612.22        282,225.28             0.00        2,049.43           2,049.43    0.00     0.00           249,583.02
XB1       1,071,804.05      1,071,804.00             0.00        7,196.16           7,196.16    0.00     0.00         1,071,804.00
XB2         195,405.00        195,405.00             0.00        1,391.47           1,391.47    0.00     0.00           195,405.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
--------------------------------------------------------------------------------------------      --------------------------------
            BEGINNING                                                             ENDING                              CURRENT
CLASS       PRINCIPAL            PRINCIPAL      INTEREST          TOTAL         PRINCIPAL         CLASS             PASS-THRU RATE
--------------------------------------------------------------------------------------------      --------------------------------
IA1       597.93907347     45.23865436      1.79121024     47.02986459         552.70041911       IA1               3.761250 %
IIA1      627.56638794     41.20851030      3.52893791     44.73744821         586.35787764       IIA1              6.800000 %
IIP       497.08671481     33.78564206      0.00000000     33.78564206         463.30107274       IIP               0.000000 %
IIIA1     563.52946074     58.76115434      1.66471742     60.42587176         504.76830640       IIIA1             3.661250 %
IIIP      612.63910889     45.40450389      0.00000000     45.40450389         567.23460501       IIIP              0.000000 %
AR1         0.00000000      0.00000000      0.00000000      0.00000000           0.00000000       AR1               9.795908 %
AR2         0.00000000      0.00000000      0.00000000      0.00000000           0.00000000       AR2               9.795908 %
AR3         0.00000000      0.00000000      0.00000000      0.00000000           0.00000000       AR3               9.795908 %
B1      1,000.00000000      0.00000000      6.68496134      6.68496134       1,000.00000000       B1                8.214242 %
B2      1,000.00000000      0.00000000      7.09187453      7.09187453       1,000.00000000       B2                8.714242 %
TOTALS    636.72515125     42.68506205      2.75250991     45.43757197         594.04008919

IA2       597.93907347      0.00000000      3.00696465      3.00696465         552.70041911       IA2               6.034658 %
XI        597.93649908      0.00000000      3.80980265      3.80980265         552.69804013       XI                8.000000 %
XII       641.62654432      0.00000000      4.24470717      4.24470717         603.28008842       XII               8.000000 %
IIIA2     563.52946074      0.00000000      2.42745250      2.42745250         504.76830640       IIIA2             5.338750 %
XIII      594.64393900      0.00000000      4.31811469      4.31811469         525.86724379       XIII              9.000000 %
XB1       999.99995335      0.00000000      6.71406308      6.71406308         999.99995335       XB1               8.250000 %
XB2     1,000.00000000      0.00000000      7.12095392      7.12095392       1,000.00000000       XB2               8.750000 %
--------------------------------------------------------------------------------------------      --------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW:
Thomas  Britt
The Chase Manhattan Bank - Structured Finance Services
450 West 33 St, 14th fl,
New York, New York 10001
Tel: (212) 946-3228
Fax: 212) 946-8302
Email: Thomas Britt/Chase

                                      -6-


                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               October 25, 2001

Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                                 59,925.15
                Group 2 Scheduled Principal                                                 95,996.75
                Group 3 Scheduled Principal                                                 56,454.96

                Principal Prepayments
                Group 1 Principal Prepayments                                            3,000,054.77
                Group 2 Principal Prepayments                                            2,609,708.68
                Group 3 Principal Prepayments                                            2,613,962.43

                Curtailment
                Group 1 Curtailment                                                         91,534.79
                Group 2 Curtailment                                                         66,538.10
                Group 3 Curtailment                                                         42,843.65

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                                     0.00
                Group 2 Liquidation Proceeds                                                     0.00
                Group 3 Liquidation Proceeds                                                     0.00

                Gross Interest
                Group 1 Gross Interest                                                     496,739.90
                Group 2 Gross Interest                                                     457,499.35
                Group 3 Gross Interest                                                     275,798.68


Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Class IA1 Unpaid Interest Shortfall                                              0.00
                Class XI Unpaid Interest Shortfall                                               0.00
                Class IIA1 Unpaid Interest Shortfall                                             0.00
                Class XII Unpaid Interest Shortfall                                              0.00
                Class IIIA1 Unpaid Interest Shortfall                                            0.00
                Class IIIA2 Unpaid Interest Shortfall                                            0.00
                Class XIII Unpaid Interest Shortfall                                             0.00
                Class AR1 Unpaid Interest Shortfall                                              0.00
                Class AR2 Unpaid Interest Shortfall                                              0.00
                Class AR3 Unpaid Interest Shortfall                                              0.00
                Class B1 Unpaid Interest Shortfall                                               0.00
                Class XB1 Unpaid Interest Shortfall                                              0.00
                Class B2 Unpaid Interest Shortfall                                               0.00
                Class XB2 Unpaid Interest Shortfall                                              0.00

Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                                    48,544,843.58
                Group 2 Beginning Collateral Balance                                    48,872,218.58
                Group 3 Beginning Collateral Balance                                    31,419,758.63

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                                       45,393,328.87
                Group 2 Ending Collateral Balance                                       46,099,975.05
                Group 3 Ending Collateral Balance                                       28,706,497.59

Sec. 4.06(vi)   Senior Percentage
                Group1 Senior Percentage                                                     100.00 %
                Group2 Senior Percentage                                                     100.00 %
                Group3 Senior Percentage                                                     100.00 %

                Subordinate Percentage
                Group1 Subordindate Percentage                                                 0.00 %
                Group2 Subordinate Percentage                                                  0.00 %
                Group3 Subordinate Percentage                                                  0.00 %

Sec. 4.06(vii)  Servicing Fees
                Group1 Servicing Fee                                                        20,227.02
                Group2 Servicing Fee                                                        46,102.60
                Group3 Servicing Fee                                                        15,157.30

Sec. 4.06(ix)   Advances
                Group1 Advances                                                                 0.00
                Group2 Advances                                                                 0.00
                Group3 Advances                                                                 0.00

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               October 25, 2001


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Group 1
                Category              Number        Principal Balance     Percentage

                1 Month                 13              594,231.39          1.31 %
                2 Month                  3              100,268.84          0.22 %
                3 Month                  9              502,946.80          1.11 %
                Total                   25            1,197,447.03          2.64 %

                         Group 2
                Category              Number        Principal Balance     Percentage

                1 Month                 16              489,118.64          1.06 %
                2 Month                  1               18,448.04          0.04 %
                3 Month                  5              157,196.24          0.34 %
                Total                   22              664,762.92          1.44 %

                         Group 3
                Category              Number        Principal Balance     Percentage

                1 Month                  5              222,017.92         0.77 %
                2 Month                  6              340,638.41         1.19 %
                3 Month                  4              160,442.68         0.56 %
                 Total                  15              723,099.01         2.52 %
                         Group Totals

                Category              Number        Principal Balance     Percentage

                1 Month                 34            1,305,367.95         1.09 %
                2 Month                 10              459,355.29         0.38 %
                3 Month                 18              820,585.72         0.68 %
                 Total                  62            2,585,308.96         2.15 %



                -------------------------------------------------------------------------

                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


                         Group 1
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 2
                  Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                         Group 3
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %


                      Group Totals
                   Number        Principal Balance           Percentage
                   0                      0.00                 0.00 %

                -------------------------------------------------------------------------

Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans


                         Group 1
                  Number        Principal Balance           Percentage
                       0                    0.00                  0.00 %

                         Group 2
                  Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                         Group 3
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                      Group Totals
                   Number        Principal Balance           Percentage
                      0                    0.00                  0.00 %

                -------------------------------------------------------------------------
                                      -8-

                            CS First Boston 2001-S3
                        Statement to Certificate Holders
                               October 25, 2001

Sec. 4.06(xiv)    Senior Prepayment Percentage
                  Group I Senior Prepayment Percentage                                     100.00 %
                  Group II Senior Prepayment Percentage                                    100.00 %
                  Group III Senior Prepayment Percentage                                   100.00 %

Sec. 4.06(xv)     Subordinate Prepayment Percentage
                  Group I Subordinate Prepayment Percentage                                  0.00 %
                  Group II Subordinate Prepayment Percentage                                 0.00 %
                  Group III Subordinate Prepayment Percentage                                0.00 %

Sec. 4.06(xvi)    Current Realized Losses
                  Group1 Current Realized Losses                                              0.00
                  Group2 Current Realized Losses                                              0.00
                  Group3 Current Realized Losses                                              0.00

                  Cumulative Realized Losses
                  Group1 Cumulative Realized Losses                                           0.00
                  Group2 Cumulative Realized Losses                                           0.00
                  Group3 Cumulative Realized Losses                                           0.00

Sec. 4.6(xvii)    Special Hazard Coverage Amount                                       1,201,998.02

                  Bankruptcy Loss Coverage Amount                                       100,000.00

                  Trustee Fee                                                             1,073.64
                  Loss Mitigation Fee                                                       536.82
                  Pool Insurance Fee                                                    180,332.09
                  Special Hazard Fee                                                     16,963.51
                  Certificate Insurer Premium                                             2,195.35

                                      -9-



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